                                                                    EXHIBIT 99.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Farmers & Merchants Bancorp, Inc. on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission ("the Report"), I, Barbara Britenriker, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


         3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Farmers & Merchants Bancorp, Inc. as of the dates and for the periods expressed in the Report.


                                                   Barbara Britenriker
                                                   -------------------------
                                                   Barbara Britenriker,
                                                     Chief Financial Officer


Date:  August 10, 2002
     -----------------------